Exhibit 32.1

Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350 and in connection with the Quarterly Report on Form 10-Q of Nuo Therapeutics, Inc. (the “Company”) for the period ended June 30, 2015 (the “Report”), I, Martin P. Rosendale, Chief Executive Officer of the Company, hereby certify, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2015	/s/ Martin P. Rosendale
Martin P. Rosendale
Chief Executive Officer
(Principal Executive Officer)